SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 23, 2009

(Date of earliest event reported)

MEDICAL ACTION INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	0-13251	11-2421849
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

500 Expressway Drive South, Brentwood, New York	11717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (631) 231-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Filing Sections

Document	1
Base	1
Cover Page	1
Table of Contents	2
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Signatures	4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2009, Registrant’s Vice President of Sales and Marketing, and a named executive officer, Manuel B. Losada, resigned to pursue new opportunities. Mr. Losada held this position for the past four and a half years. Mr. Losada’s resignation is in conjunction with the Registrant’s restructuring of its sales and marketing organizations.

The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

By:	/s/ Richard G. Satin
Richard G. Satin,
Vice President - General Counsel

Dated: March 24, 2009